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Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chairman and Chief Executive Officer, and Executive Vice President and Chief Financial Officer of New York & Company, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended October 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 8, 2009

/s/ RICHARD P. CRYSTAL Richard P. Crystal Chairman and Chief Executive Officer
/s/ SHEAMUS TOAL Sheamus Toal Executive Vice President and Chief Financial Officer

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  Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002